Exhibit 10.1

GUARANTEE AND COLLATERAL AGREEMENT

made by

THE GUARANTORS PARTY HERETO,

each as a Guarantor

in favor of

UMB BANK, NATIONAL ASSOCIATION,

as Trustee

Dated as of July 22, 2021

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6.10	Delay or Omission Not Waiver	18
6.11	Waiver of Stay or Extension Laws	18
SECTION 7 THE TRUSTEE’S AUTHORITY		19
SECTION 8 MISCELLANEOUS		19
8.1	Amendments	19
8.2	Notices.	19
8.3	Governing Law	20
8.4	Successors	20
8.5	Severability	20
8.6	Counterpart Originals	21
8.7	Table of Contents, Headings, etc	21
8.8	Recording of Agreement	21
8.9	Waiver of Jury Trial	21
8.10	Submission to Jurisdiction; Waivers	21
8.11	Additional Franchise Entity	22
8.12	Currency Indemnity	22
8.13	Acknowledgment of Receipt; Waiver	22
8.14	Termination; Partial Release.	23
8.15	Third Party Beneficiary	23
8.16	Entire Agreement.	23

SCHEDULES
Schedule 4.5	–	Guarantor Ownership Relationships

EXHIBITS
Exhibit A	–	Form of Assumption Agreement

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GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July 22, 2021, is made by the undersigned guarantors (collectively, the “Guarantors”) in favor of UMB Bank, National Association, a national banking association, as trustee under the Indenture referred to below (in such capacity, together with its successors, the “Trustee”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, FAT Brands GFG Royalty I, LLC, a Delaware limited liability company (the “Issuer”) and the Trustee have entered into that certain Base Indenture, dated July 22, 2021 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, exclusive of any Series Supplements, the “Base Indenture” and, together with all Series Supplements, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder; and

WHEREAS, in connection with the Indenture, the parties hereto have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees with the Trustee, for the benefit of the Secured Parties, as follows:

SECTION 1

DEFINED TERMS; RULES OF CONSTRUCTION

1.1 Definitions; Rules of Construction.

(a) Unless otherwise defined herein, terms defined in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto and used herein shall have the meanings given to them in such Base Indenture Definitions List.

(b) Any terms used in this Agreement (including, without limitation, for purposes of Section 3) that are defined in the UCC and pertain to Collateral shall be construed and defined as set forth in the UCC, unless otherwise defined herein.

(c) The following terms shall have the following meanings for purposes of this Agreement:

“Collateral” has the meaning assigned to such term in Section 3.1(a).

“Issuer Obligations” means all Obligations owed by the Issuer to the Secured Parties under the Indenture and the other Transaction Documents.

“Other Currency” has the meaning assigned to such term in Section 8.12.

“Termination Date” has the meaning assigned to such term in Section 2.1(d).

(d) The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Agreement.

SECTION 2

GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Trustee, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Issuer when due (whether at the stated maturity, by acceleration or otherwise, but after giving effect to all applicable grace or cure periods) of the Issuer Obligations. In furtherance of the foregoing and not in limitation of any other right that the Trustee or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Issuer to pay any Issuer Obligation when and as the same shall become due, but after giving effect to all applicable grace or cure periods, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby jointly and severally promises to and shall forthwith pay, or cause to be paid, to the Trustee for distribution to the applicable Secured Parties in accordance with the Indenture, in cash, the amount of such unpaid Issuer Obligations. This is a guarantee of payment and not merely of collection.

(b) Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(c) Each Guarantor agrees that the Issuer Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Trustee or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the date (the “Termination Date”) on which this Agreement ceases to be of further effect in accordance with Article XII of the Base Indenture, notwithstanding that from time to time prior thereto the Issuer may be free from any Issuer Obligations.

(e) No payment made by the Issuer, any of the Guarantors, any other guarantor or any other Person or received or collected by the Trustee or any other Secured Party from the Issuer, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Issuer Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Issuer Obligations or any payment received or collected from such Guarantor in respect of the Issuer Obligations), remain liable hereunder for the Issuer Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date.

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2.2 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Trustee or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Trustee or any other Secured Party against the Issuer or any other Guarantor or any collateral security or guarantee or right of offset held by the Trustee or any other Secured Party for the payment of the Issuer Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Issuer or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation, contribution or reimbursement rights at any time when all of the Issuer Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Trustee, if required), to be applied against the Issuer Obligations, whether matured or unmatured, in such order as the Trustee may determine in accordance with the Indenture.

2.3 Amendments, etc. with respect to the Issuer Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Issuer Obligations made by the Trustee or any other Secured Party may be rescinded by the Trustee or such other Secured Party and any of the Issuer Obligations continued, and the Issuer Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Trustee or any other Secured Party, and the Base Indenture and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, from time to time, and any collateral security, guarantee or right of offset at any time held by the Trustee or any other Secured Party for the payment of the Issuer Obligations may be sold, exchanged, waived, surrendered or released (it being understood that this Section 2.3 is not intended to affect any rights or obligations set forth in any other Transaction Document).

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2.4 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Issuer Obligations and notice of or proof of reliance by the Trustee or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Issuer Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3; and all dealings between the Issuer and any of the Guarantors, on the one hand, and the Trustee and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have occurred or been consummated in reliance upon the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Issuer or any of the Guarantors with respect to the Issuer Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Indenture or any other Transaction Document, any of the Issuer Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Trustee or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of full payment or performance) which may at any time be available to or be asserted by the Issuer or any other Person against the Trustee or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Issuer or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Issuer for the Issuer Obligations, or of such Guarantor under the guarantee contained in this Section 2 and the grant of the security interests pursuant to Section 3, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Trustee or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Issuer, any other Guarantor or any other Person or against any collateral security or guarantee for the Issuer Obligations or any right of offset with respect thereto, and any failure by the Trustee or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Issuer, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Issuer, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Trustee or any other Secured Party against any Guarantor. Neither the Trustee nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Issuer Obligations or for the guarantee contained in this Section 2 or any property subject thereto. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.5 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Issuer Obligations is rescinded or must otherwise be restored or returned by the Trustee or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Issuer or any Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

2.6 Payments. Each Guarantor hereby guarantees that payments hereunder shall be paid to the Trustee without set-off or deduction or counterclaim in immediately available funds in Dollars at the office of the Trustee.

2.7 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Issuer’ and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Issuer Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Trustee nor any other Secured Party shall have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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SECTION 3

SECURITY

3.1 Grant of Security Interest.

(a) To secure the Obligations, each Guarantor hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Secured Parties, and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in such Guarantor’s right, title and interest in, to and under all of the following property to the extent now owned or at any time hereafter acquired by such Guarantor (collectively, the “Collateral”):

(i) the Securitization IP and the right to bring an action at law or in equity for any infringement, misappropriation, dilution or other violation thereof occurring prior to, on or after the Closing Date, and to collect all damages, settlements and proceeds relating thereto;

(ii) (A) the Franchisee Notes, if any, and the Equipment Leases, if any; and (B)(i) the Franchise Agreements and all Franchisee Payments thereon; (ii) the Development Agreements and all Franchisee Payments thereon; (iii) the New Franchise Agreements and all Franchisee Payments thereon; (iv) the New Development Agreements and all Franchisee Payments thereon; (v) all rights to enter into New Franchise Agreements and New Development Agreements; (vi) any and all other property of every nature, now or hereafter transferred, mortgaged, pledged, or assigned as security for payment or performance of any obligation of the Franchisees or other Persons, as applicable, to such Guarantor under the Franchise Agreements or the Development Agreements and all guarantees of such obligations and the rights evidenced by or reflected in the Franchise Agreements or the Development Agreements;

(iii) (i) the Product Sourcing Agreements and all Product Sourcing Payments thereon; (ii) the New Product Sourcing Agreements and all Product Sourcing Payments thereon; (iii) all rights to enter into New Product Sourcing Agreements; and (iv) any and all other property of every nature, now or hereafter transferred, mortgaged, pledged, or assigned as security for payment or performance of any obligation of any Person to such Guarantor under the Product Sourcing Agreements and all guarantees of such obligations and the rights evidenced by or reflected in the Product Sourcing Agreements;

(iv) any Owned Real Property and any New Owned Real Property;

(v) the Franchisee Lease Payments received under the Franchised Restaurant Leases;

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(vi) the IP License Agreements, all related payments thereon and all rights thereunder;

(vii) each Account and all amounts or other property on deposit in or otherwise credited to such Accounts;

(viii) the books and records (whether in physical, electronic or other form), including those books and records maintained by the Manager on behalf of the Guarantors relating to the Guarantor Assets, the Product Sourcing Assets and the Securitization IP;

(ix) the rights, powers, remedies and authorities of the Guarantors under (i) each of the Transaction Documents (other than the Indenture and the Notes) to which they are a party and (ii) each of the documents relating to the Guarantor Assets and Product Sourcing Assets to which it is a party;

(x) any and all other property of the Guarantors now or hereafter acquired, including, without limitation, all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, fixtures, general intangibles, instruments, inventory, securities, securities accounts and other investment property and letter-of-credit rights (in each case, as defined in the New York UCC); and

(xi) all payments, proceeds, supporting obligations and accrued and future rights to payment with respect to the foregoing provided, that the Collateral shall exclude the Collateral Exclusions. The Trustee, on behalf of the Secured Parties, acknowledges that it shall have no security interest in any Collateral Exclusions.

(b) The foregoing grant is made in trust to secure the Obligations and to secure compliance with the provisions of this Agreement, all as provided in this Agreement. The Trustee, on behalf of the Secured Parties, acknowledges such grant, accepts the trusts under this Agreement in accordance with the provisions of this Agreement and agrees to perform its duties required in this Agreement. The Collateral shall secure the Obligations equally and ratably without prejudice, priority or distinction (except, with respect to any Series of Notes, as otherwise stated in the applicable Series Supplement or in the applicable provisions of the Base Indenture).

(c) In addition, pursuant to and within the time periods specified in Section 8.38 of the Base Indenture, each applicable Guarantor shall execute and deliver to the Control Party (with a copy to the Trustee), for the benefit of the Secured Parties, a Mortgage with respect to each New Owned Real Property acquired by such Guarantor (and to the extent necessary, any Contributed Owned Real Property), which shall be delivered to the Control Party or its agent to be held in escrow; provided that upon the occurrence of a Mortgage Recordation Event, unless such Mortgage Recordation Event is waived by the Control Party (at the direction of the Controlling Class Representative), the Control Party or its agent, at the direction of the Controlling Class Representative, will deliver the Mortgages within five (5) Business Days to the applicable recording office for recordation in accordance with Section 8.38 of the Base Indenture. Notwithstanding the foregoing, no Lien will be granted to the Trustee for the benefit of the Secured Parties on any New Owned Real Property until such time as the Mortgages are required to be delivered in accordance with the Indenture.

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3.2 Certain Rights and Obligations of the Guarantors Unaffected.

(a) Notwithstanding the grant of the security interest in the Collateral hereunder to the Trustee, on behalf of the Secured Parties, the Guarantors acknowledge that the Manager, on behalf of the Securitization Entities, including, without limitation, any Guarantors that are Guarantors, shall, subject to the terms and conditions of the Management Agreement, nevertheless have the right, subject to the Trustee’s right to revoke such right, in whole or in part, in the event of the occurrence of an Event of Default, (i) to give, in accordance with the Managing Standard, all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required or permitted to be given by any Guarantor under the Collateral Documents to which it is a party, and to enforce all rights, remedies, powers, privileges and claims of each Guarantor under the Collateral Documents to which it is a party, (ii) to give, in accordance with the Managing Standard, all consents, requests, notices, directions and approvals, if any, which are required or permitted to be given by any Guarantor under any IP License Agreement to which it is a party and to enforce all rights, remedies, powers, privileges and claims of such Guarantor thereunder and (iii) to take any other actions required or permitted under the terms of the Management Agreement.

(b) The grant of the security interest by the Guarantors in the Collateral to the Trustee on behalf of the Secured Parties hereunder shall not (i) relieve any Guarantor from the performance of any term, covenant, condition or agreement on such Guarantor’s part to be performed or observed under or in connection with any of the Collateral Documents to which it is a party or (ii) impose any obligation on the Trustee or any of the Secured Parties to perform or observe any such term, covenant, condition or agreement on any Guarantor’s part to be so performed or observed or impose any liability on the Trustee or any of the other Secured Parties for any act or omission on the part of such Guarantor or from any breach of any representation or warranty on the part of such Guarantor.

(c) Each Guarantor hereby jointly and severally agrees to indemnify and hold harmless the Trustee and each Secured Party (including its respective directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable and documented out-of-pocket costs and expenses arising out of or resulting from the security interest granted hereby, whether arising by virtue of any act or omission on the part of such Guarantor or otherwise, including, without limitation, the reasonable and documented out-of-pocket costs, expenses and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee or any Secured Party in enforcing this Agreement or any other Transaction Document or preserving any of its rights to, or realizing upon, any of the Collateral; provided, however, that the foregoing indemnification shall not extend to any action by the Trustee or any other Secured Party which constitutes gross negligence, bad faith or willful misconduct by the Trustee or any Secured Party or any other indemnified person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Agreement. No amounts shall be required to be paid under this Section 3.2(c) in duplication of amounts paid under Section 3.2(c) of the Base Indenture.

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3.3 Performance of Collateral Documents. Upon the occurrence of a default or breach (after giving effect to any applicable grace or cure periods) by any Person party to (a) a Collateral Transaction Document to which a Guarantor is a party or (b) a Collateral Franchise Business Document to which a Guarantor is a party (only if a Manager Termination Event or an Event of Default has occurred and is continuing), promptly following a request from the Trustee to do so and at such Guarantors’ expense, each such Guarantor shall take all such lawful action as permitted under this Agreement as the Trustee (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) may reasonably request to compel or secure the performance and observance by such Person of its obligations to such Guarantor, and to exercise any and all rights, remedies, powers and privileges lawfully available to such Guarantor to the extent and in the manner directed by the Trustee (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)), including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by such Person of its obligations thereunder. If (i) a Guarantor shall have failed, within fifteen (15) Business Days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish such directions of the Trustee, (ii) a Guarantor refuses to take any such action, as reasonably determined by the Control Party in good faith, or (iii) the Control Party (at the direction of the Controlling Class Representative) reasonably determines that such action must be taken immediately, in any such case the Control Party (at the direction of the Controlling Class Representative) may, but shall not be obligated to, take, and the Trustee shall take (if so directed by the Control Party (at the direction of the Controlling Class Representative)), at the expense of the Guarantors, such previously directed action and any related action permitted under this Agreement which the Control Party (at the direction of the Controlling Class Representative) thereafter determines is appropriate (without the need under this provision or any other provision under this Agreement to direct such Guarantor to take such action), on behalf of such Guarantor and the Secured Parties. No amounts shall be required to be paid under this Section 3.3 in duplication of amounts paid under Section 3.3 of the Base Indenture.

3.4 Stamp, Other Similar Taxes and Filing Fees. The Guarantors shall jointly and severally indemnify and hold harmless the Trustee and each other Secured Party from any present or future claim for liability for any stamp, documentary or other similar tax, and any penalties or interest and expenses with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Transaction Document or any Collateral. The Guarantors shall pay, and jointly and severally indemnify and hold harmless each Secured Party against, any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of this Agreement or any other Transaction Document. No amounts shall be required to be paid under this Section 3.4 in duplication of amounts paid under Section 3.4 of the Base Indenture.

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3.5 Authorization to File Financing Statements; Other Filing and Recording Documents.

(a) Each Guarantor hereby irrevocably authorizes the Control Party on behalf of the Secured Parties at any time and from time to time to file or record in any filing office in any applicable jurisdiction financing statements and other filing or recording documents or instruments (or, with respect to the Mortgages, upon the occurrence of a Mortgage Recordation Event, unless such Mortgage Recordation Event is waived by the Control Party (at the direction of the Controlling Class Representative)) with respect to the Collateral, including, without limitation, any and all Securitization IP (to the extent set forth in Sections 8.25(c) and 8.25(e) of the Base Indenture), to perfect the security interests of the Trustee for the benefit of the Secured Parties under this Agreement. Each Guarantor authorizes the filing of any such financing statement naming the Trustee as secured party and indicating that the Collateral includes (a) “all assets” or words of similar effect or import regardless of whether any particular assets comprised in the Collateral fall within the scope of Article 9 of the UCC, including, without limitation, any and all Securitization IP or (b) as being of an equal or lesser scope or with greater detail. Each Guarantor agrees to furnish any information necessary to accomplish the foregoing promptly upon the Control Party’s request. Each Guarantor also hereby ratifies and authorizes the filing by or on behalf of the Trustee, for the benefit of the Secured Parties, of any financing statement with respect to the Collateral made prior to the date hereof.

(b) Each Guarantor acknowledges that the Collateral may include certain rights of such Guarantor as a secured party under the Transaction Documents. To the extent a Guarantor is a secured party under the Transaction Documents, such Guarantor hereby irrevocably appoints the Trustee as its representative with respect to all financing statements filed to perfect or record evidence of such security interests and authorizes the Control Party on behalf of the Secured Parties to make such filings as it deems necessary to reflect the Trustee as secured party of record with respect to such financing statements.

SECTION 4

REPRESENTATIONS AND WARRANTIES

Each Guarantor hereby represents and warrants, for the benefit of the Trustee and the other Secured Parties, as follows as of the Closing Date and as of each Series Closing Date thereafter:

4.1 Existence and Power. Each Guarantor (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Transaction Documents make such qualification necessary, except to the extent that the failure to so qualify would not reasonably be likely to result in a Material Adverse Effect, and (c) has all limited liability company, corporate or other powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Agreement and the other Transaction Documents, except to the extent the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

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4.2 Company and Governmental Authorization. The execution, delivery and performance by each Guarantor of this Agreement and the other Transaction Documents to which it is a party (a) is within such Guarantor’s limited liability company, corporate or other powers and has been duly authorized by all necessary limited liability company, corporate or other action, (b) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained (other than any actions or filings that may be undertaken after the Closing Date pursuant to the terms of the Base Indenture or any other Transaction Document, including actions or filings with respect to any Mortgages) and (c) does not contravene, or constitute a default under, any Requirements of Law with respect to such Guarantor or any Contractual Obligation with respect to such Guarantor or result in the creation or imposition of any Lien on any property of any Guarantor, except for Liens created by this Agreement or the other Transaction Documents, except in the case of clauses (b) and (c) above, solely with respect to the Contribution Agreements, the violation of which could not reasonably be expected to have a Material Adverse Effect. This Agreement and each of the other Transaction Documents to which each Guarantor is a party has been executed and delivered by a duly Authorized Officer of such Guarantor.

4.3 No Consent. Except as set forth on Schedule 7.3 to the Base Indenture, no consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by each Guarantor of this Agreement or any Transaction Document to which it is a party or for the performance of any of the Guarantors’ obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings (a) as shall have been obtained or made by such Guarantor prior to the Closing Date or as are permitted to be obtained subsequent to the Closing Date in accordance with Section 4.6 hereof or Sections 7.13, 8.25, or 8.38 of the Base Indenture or (b) relating to the performance of any Collateral Franchise Business Document the failure of which to obtain is not reasonably likely to have a Material Adverse Effect.

4.4 Binding Effect. This Agreement, and each other Transaction Document to which a Guarantor is a party, is a legal, valid and binding obligation of each such Guarantor enforceable against such Guarantor in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity, or by an implied covenant of good faith and fair dealing).

4.5 Subsidiaries. The Guarantors do not and shall not own any Subsidiaries.

4.6 Security Interests.

(a) Each Guarantor owns and has good title to its Collateral, free and clear of all Liens other than Permitted Liens. Except in the case of the New Real Estate Assets included in the Collateral, this Agreement constitutes a valid and continuing Lien on the Collateral in favor of the Trustee on behalf of and for the benefit of the Secured Parties, which Lien on the Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from each Guarantor in accordance with its terms (except, in each case, as described on Schedule 7.13(a) of the Base Indenture and subject to Sections 8.25(c), 8.25(e), and 8.38 of the Base Indenture, or as is permitted under this Section 4.6(a)), except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. Except as set forth on Schedule 7.13 of the Base Indenture, the Guarantors have received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee hereunder and the Guarantors have filed, or shall have caused, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the first-priority security interest (subject to Permitted Liens) in the Collateral (other than the Owned Real Property and any New Owned Real Property) granted to the Trustee hereunder no later than ten (10) days after the Closing Date or such Series Closing Date; provided, that with respect to Intellectual Property or New Real Estate Assets included in the Collateral the Guarantors shall only take such action necessary to perfect such first-priority security interest consistent with and subject to the obligations and time periods set forth in Sections 8.25(c), 8.25(e), or 8.38 of the Base Indenture, as applicable.

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(b) Other than the security interest granted to the Trustee hereunder, pursuant to the other Transaction Documents or any other Permitted Lien, none of the Guarantors has pledged, assigned, sold or granted a security interest in the Collateral. All action necessary (including the filing of UCC-1 financing statements and filings with the PTO and the United States Copyright Office) to protect and evidence the Trustee’s security interest in the Collateral in the United States has been, or shall be, duly and effectively taken consistent with and subject to the obligations set forth in Section 4.6(a) above and Sections 8.25(c), 8.25(e) or 8.38 of the Base Indenture, except as described on Schedule 7.13(a) to the Base Indenture. No security agreement, financing statement, equivalent security or lien instrument or continuation statement authorized by any Guarantor and listing such Guarantor as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except in respect of Permitted Liens or such as may have been filed, recorded or made by such Guarantor in connection with a Contribution Agreement or in favor of the Trustee on behalf of the Secured Parties in connection with this Agreement, and no Guarantor has authorized any such filing.

(c) All authorizations in this Agreement for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Collateral and to take such other actions with respect to the Collateral authorized by this Agreement are powers coupled with an interest and are irrevocable.

(d) Notwithstanding anything to the contrary herein, the Guarantors make no representation as to the validity, effectiveness, priority or enforceability of any grant of security interest in any real property assets under Section 3, including, in each case, the New Real Estate Assets, or the perfection thereof, which in each case shall be governed by the Mortgages, if applicable.

4.7 Other Representations. All representations and warranties of or about each Guarantor (if made by the Issuer) made in the Base Indenture and in each other Transaction Document to which the Issuer or such Guarantor is a party are true and correct (i) if qualified as to materiality, in all respects, and (ii) if not qualified as to materiality, in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all respects or in all material respects, as applicable, as of such earlier date) and are repeated herein as though fully set forth herein.

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SECTION 5

COVENANTS

5.1 [Reserved].

5.2 Defaults or Events of Default; Covenants in Base Indenture and Other Transaction Documents. Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor; provided that, for the avoidance of doubt, such taking or refraining from taking such action shall result in an Event of Default under the Indenture subject to the applicable cure periods set forth thereunder. All covenants of each Guarantor made in the Base Indenture and in each other Transaction Document are repeated herein as though fully set forth herein.

5.3 Further Assurances.

(a) Each Guarantor shall do such further acts and things, and execute and deliver to the Trustee and the Control Party such additional assignments, agreements, powers and instruments, as are necessary or desirable to obtain or maintain the security interest of the Trustee in the Collateral on behalf of the Secured Parties as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of this Agreement or the other Transaction Documents or to better assure and confirm unto the Trustee, the Control Party the Noteholders or the other Secured Parties their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements or amendments under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby, except as set forth on Schedule 8.11 to the Base Indenture, and in each case subject to Sections 8.25(c), 8.25(e), or 8.38 of the Base Indenture. The Guarantors intend the security interests granted pursuant to this Agreement in favor of the Secured Parties to be prior to all other Liens (other than Permitted Liens) in respect of the Collateral, and each Guarantor shall take all actions necessary to obtain and maintain, in favor of the Trustee for the benefit of the Secured Parties, a first lien on and a first priority, perfected security interest in the Collateral (except with respect to Permitted Liens and except as set forth on Schedule 8.11 of the Base Indenture or in Sections 8.25 or 8.38 of the Base Indenture). If any Guarantor fails to perform any of its agreements or obligations under this Section 5.3(a), then the Control Party may perform such agreement or obligation, and the expenses of the Control Party incurred in connection therewith shall be payable by the Guarantors (without duplication amounts paid under Section 8.11 of the Base Indenture) upon the Control Party’s demand therefor. The Control Party is hereby authorized to execute and file any financing statements, continuation statements, amendments or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Collateral.

(b) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and within two (2) Business Days physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly; provided, that no Guarantor shall be required to deliver any Franchisee Note or Equipment Lease.

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(c) Notwithstanding the provisions set forth in clauses (a) and (b) above, the Guarantors shall not be required to perfect any security interest in any fixtures (other than through a central filing of a UCC financing statement), any Franchisee promissory notes or, except as provided in Section 8.38 to the Base Indenture, any New Real Estate Assets.

(d) The Guarantors, upon obtaining an interest in any commercial tort claim or claims (as such term is defined in the New York UCC), shall comply with Section 8.11(d) of the Base Indenture.

(e) Each Guarantor shall warrant and defend the Trustee’s right, title and interest in and to the Collateral and the income, distributions and Proceeds thereof, for the benefit of the Trustee on behalf of the Secured Parties, against the claims and demands of all Persons whomsoever.

5.4 Legal Name, Location Under Section 9-301 or 9-307. Each Guarantor shall comply with the terms of Section 8.19 of the Base Indenture if it changes its location (within the meaning of Section 9-301 or 9-307 of the applicable UCC) or its legal name.

5.5 Management Accounts. To the extent that it owns any Management Account (including any lock-box related thereto), each Guarantor shall comply with Section 5.1 of the Base Indenture with respect to each such Management Account (including any lock-box related thereto).

SECTION 6

REMEDIAL PROVISIONS

6.1 Rights of the Control Party and Trustee upon Event of Default.

(a) Proceedings To Collect Money. In case any Guarantor shall fail forthwith to pay any amounts due on this Guarantee upon demand, the Trustee at the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative), in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against any Guarantor and collect in the manner provided by law out of the property of any Guarantor, wherever situated, the moneys adjudged or decreed to be payable.

(b) Other Proceedings. If and whenever an Event of Default shall have occurred and be continuing, the Trustee, at the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative), shall take one or more of the following actions:

(i) proceed to protect and enforce its rights and the rights of the Noteholders and the other Secured Parties, by such appropriate Proceedings as the Control Party (at the direction of the Controlling Class Representative) shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or any other Transaction Document or in aid of the exercise of any power granted therein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Agreement or any other Transaction Document or by law, including any remedies of a secured party under Requirements of Law;

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(ii) (A) direct the Guarantors to exercise (and each Guarantor agrees to exercise) all rights, remedies, powers, privileges and claims of any Guarantor against any party to any Collateral Document to which such Guarantor is a party arising as a result of the occurrence of such Event of Default or otherwise, including the right or power to take any action to compel performance or observance by any such party of its obligations to any Guarantor, and any right of any Guarantor to take such action independent of such direction shall be suspended, and (B) if (x) the Guarantors shall have failed, within ten (10) Business Days of receiving the direction of the Trustee (given at the direction of the Control Party (at the direction of the Controlling Class Representative)), to take commercially reasonable action to accomplish such directions of the Trustee, (y) any Guarantor refuses to take such action or (z) the Control Party (at the direction of the Controlling Class Representative) reasonably determines that such action must be taken immediately, take (or the Control Party on behalf of the Trustee shall take) such previously directed action (and any related action as permitted under this Agreement thereafter determined by the Trustee or the Control Party to be appropriate without the need under this provision or any other provision under this Agreement to direct the Guarantors to take such action);

(iii) institute Proceedings from time to time for the complete or partial foreclosure of this Agreement or, to the extent applicable, any other Transaction Document, with respect to the Collateral; provided that the Trustee shall not be required to take title to any real property in connection with any foreclosure or other exercise of remedies hereunder or under such Transaction Documents and title to such property shall instead be acquired in an entity designated and (unless owned by a third party) controlled by the Control Party; and/or

(iv) sell all or a portion of the Collateral at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Trustee shall not proceed with any such sale without the prior written consent of the Control Party (at the direction of the Controlling Class Representative) and the Trustee shall provide notice to the Guarantors and each Holder of Notes of a proposed sale of Collateral.

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(c) Sale of Collateral. In connection with any sale of the Collateral hereunder (which may proceed separately and independently from the exercise of remedies under the Indenture), under any Mortgage or under any judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement or any other Transaction Document:

(i) any of the Trustee, any Noteholder, any Enhancement Provider and/or any other Secured Party may bid for and purchase the property being sold, and upon compliance with the terms of the sale may hold, retain, possess and dispose of such property in its own absolute right without further accountability;

(ii) the Trustee (at the direction of the Control Party (at the direction of the Controlling Class Representative)) may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of any Guarantor of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against such Guarantor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under such Guarantor or its successors or assigns; and

(iv) the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer thereof, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

(d) Application of Proceeds. Any amounts obtained by the Trustee or the Control Party on account of or as a result of the exercise by the Trustee or the Control Party of any right hereunder shall be held by the Trustee as additional collateral for the repayment of the Obligations, shall be deposited into the Collection Account and shall be applied as provided in the priority set forth in the Priority of Payments; provided that unless otherwise provided in this Section 6 or Article IX of the Base Indenture, with respect to any distribution to any Class of Notes, notwithstanding the provisions of Article V of the Base Indenture, such amounts shall be distributed sequentially in order of alphabetical (as opposed to alphanumerical) designation and pro rata among each Class of Notes of the same alphabetical designation based upon the Outstanding Principal Amount of the Notes of each such Class.

(e) Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

(f) Proceedings. The Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

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(g) Power of Attorney. To the fullest extent permitted by applicable law, each Guarantor hereby grants to the Trustee an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the PTO, United States Copyright Office, any similar office or agency in each foreign country in which any Securitization IP is located, or any other Governmental Authority in order to effect an absolute assignment of all right, title and interest in or to any Securitization IP, and record the same.

6.2 Waiver of Appraisal, Valuation, Stay and Right to Marshaling. To the extent it may lawfully do so, each Guarantor for itself and for any Person who may claim through or under it hereby:

(a) agrees that neither it nor any such Person shall step up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance, enforcement or foreclosure of this Agreement, (ii) the sale of any of the Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

(b) waives all benefit or advantage of any such laws;

(c) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Agreement; and

(d) consents and agrees that, subject to and in accordance with the terms of the Base Indenture and this Agreement, all the Collateral may at any such sale be sold by the Trustee as an entirety or in such portions as the Trustee may (upon direction by the Control Party (acting at the direction of the Controlling Class Representative)) determine.

6.3 Limited Recourse. Notwithstanding any other provision of this Agreement or any other Transaction Document or otherwise, the liability of the Guarantors to the Noteholders and any other Secured Parties under or in relation to this Agreement or any other Transaction Document or otherwise, is limited in recourse to the Collateral. The proceeds of the Collateral having been applied in accordance with the terms hereof, none of the Noteholders or any other Secured Parties shall be entitled to take any further steps against any Guarantor to recover any sums due but still unpaid hereunder, under the Notes or under any of the other agreements or documents described in this Section 6.3, all claims in respect of which shall be extinguished.

6.4 Optional Preservation of the Collateral. If the maturity of the Outstanding Notes of each Series has been accelerated pursuant to Section 9.2 of the Base Indenture following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Trustee, at the direction of the Control Party (acting at the direction of the Controlling Class Representative), subject to the other terms and provisions hereof and of the Base Indenture, shall elect to maintain possession of such portion, if any, of the Collateral as the Control Party (acting at the direction of the Controlling Class Representative) shall in its discretion determine.

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6.5 Control by the Control Party. Notwithstanding any other provision hereof, the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative) may cause the institution of and direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercise any trust or power conferred on the Trustee; provided that:

(a) such direction of time, method and place shall not be in conflict with any rule of law, the Indenture, this Agreement or any other Indenture Document;

(b) the Control Party (at the direction of the Controlling Class Representative) may take any other action deemed proper by the Control Party (at the direction of the Controlling Class Representative) that is not inconsistent with such direction (as the same may be modified by the Control Party (at the direction of the Controlling Class Representative)); and

(c) such direction shall be in writing;

provided, further, that, subject to Section 10.1 of the Base Indenture, the Trustee need not take any action that it determines might involve it in liability unless it has received an indemnity for such liability as provided in the Base Indenture. The Trustee shall take no action referred to in this Section 6.5 unless instructed to do so by the Control Party (at the direction of the Controlling Class Representative).

6.6 The Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel), the Noteholders and any other Secured Party (as applicable) allowed in any judicial proceedings relative to any Guarantor (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder and each other Secured Party to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders or any other Secured Party, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 of the Base Indenture. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 of the Base Indenture out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money and other properties which any of the Noteholders or any other Secured Party may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or any other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Noteholder or any other Secured Party, or to authorize the Trustee to vote in respect of the claim of any Noteholder or any other Secured Party in any such proceeding.

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6.7 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.7 does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to Section 9.9 of the Base Indenture or a suit by Noteholders of more than 10% of the Aggregate Outstanding Principal Amount of all Series of Notes.

6.8 Restoration of Rights and Remedies. If the Trustee, any Noteholder or any other Secured Party has instituted any Proceeding to enforce any right or remedy under this Agreement or any other Transaction Document and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder or other Secured Party, then and in every such case the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Noteholders and the other Secured Parties shall continue as though no such Proceeding had been instituted.

6.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes or any other Secured Party is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Agreement or any other Transaction Document, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

6.10 Delay or Omission Not Waiver. No delay or omission of the Trustee, the Control Party, the Controlling Class Representative, any Holder of any Note or any other Secured Party to exercise any right or remedy accruing upon any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default or an acquiescence therein. Every right and remedy given by this Section 6 or by law to the Trustee, the Control Party, the Controlling Class Representative, the Holders of Notes or any other Secured Party may be exercised from time to time to the extent not inconsistent with the Indenture or this Agreement, and as often as may be deemed expedient, by the Trustee, the Control Party, the Controlling Class Representative, the Holders of Notes or any other Secured Party, as the case may be.

6.11 Waiver of Stay or Extension Laws. Each Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement or any other Transaction Document; and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, the Control Party or the Controlling Class Representative, but shall suffer and permit the execution of every such power as though no such law had been enacted.

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SECTION 7

THE TRUSTEE’S AUTHORITY

Each Guarantor acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the other Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Guarantors, the Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, it being understood that the Trustee (at the direction of the Control Party (at the direction of the Controlling Class Representative)) and the Control Party (at the direction of the Controlling Class Representative) directly shall be the only parties entitled to exercise remedies under this Agreement; and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. In its execution of this Agreement and performance hereunder, the Trustee shall be entitled to all of the rights, protections, immunities and indemnities afforded to it under the Indenture.

SECTION 8

MISCELLANEOUS

8.1 Amendments. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except in accordance with Article XIII of the Base Indenture, provided, that the execution and delivery of any Assumption Agreement in accordance with Section 8.11 of this Agreement shall be deemed not to constitute an amendment.

8.2 Notices.

(a) Any notice or communication by any Guarantor or the Trustee to any other party hereto shall be in writing and delivered in person, delivered by e-mail (provided that any e-mail notice to the Trustee shall be in the form of an attachment of a .pdf or similar file), posted on a password protected internet website for which the recipient has granted access or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party’s address:

If to a Guarantor:
[INSERT NAME OF GUARANTOR]
c/o FAT Brands Inc.
9720 Wilshire Blvd., Suite 500
Beverly Hills, CA 90212
Attention: Investor Relations
Telephone: (310) 319-1850
Email: ceo@fatbrands.com

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If to the Trustee:
UMB BANK, NATIONAL ASSOCIATION
100 William Street, Suite 1850
New York, NY 10038
Attention: Michele Voon
Email: michele.voon@umb.com
Phone: (646) 650-3840

(b) The Guarantors or the Trustee by notice to each other party may designate additional or different addresses for subsequent notices or communications.

(c) Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first-class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by facsimile shall be deemed given on the date of delivery of such notice, (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier, (v) when posted on a password-protected website shall be deemed delivered after notice of such posting has been provided to the recipient and (vi) delivered by email shall be deemed delivered on the date of delivery of such notice.

(d) Notwithstanding any provisions of this Agreement to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Agreement or any other Transaction Document.

8.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8.4 Successors. All agreements of each of the Guarantors in this Agreement and each other Transaction Document to which it is a party shall bind its successors and assigns; provided, however, no Guarantor may assign its obligations or rights under this Agreement or any other Transaction Document, except with the written consent of the Control Party. All agreements of the Trustee in the Indenture and in this Agreement shall bind its successors as permitted by the Transaction Documents.

8.5 Severability. In case any provision in this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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8.6 Counterpart Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Agreement and any related document, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Agreement, any addendum or amendment hereto or any related document necessary may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (“UETA”) and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

8.7 Table of Contents, Headings, etc. The Table of Contents and headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

8.8 Recording of Agreement. If this Agreement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Guarantors and at their expense accompanied by an Opinion of Counsel (which may be counsel to the Guarantors or any other counsel reasonably acceptable to the Control Party (at the direction of the Controlling Class Representative) to the effect that such recording is necessary either for the protection of the Secured Parties or for the enforcement of any right or remedy granted to the Trustee under this Agreement.

8.9 Waiver of Jury Trial. EACH OF THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

8.10 Submission to Jurisdiction; Waivers. Each of the Guarantors and the Trustee hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

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(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantors or the Trustee, as the case may be, at its address set forth in Section 8.2 or at such other address of which the Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

8.11 Additional Franchise Entity. Each Additional Franchise Entity that is designated to be an Additional Franchise Entity pursuant to Section 8.34 of the Base Indenture shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Additional Franchise Entity of an Assumption Agreement in substantially the form of Exhibit A hereto. Upon the execution and delivery by any Additional Franchise Entity of such an Assumption Agreement, the supplemental schedules attached to such Assumption Agreement shall be incorporated into and become a part of and supplement the Schedules to this Agreement and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Assumption Agreement.

8.12 Currency Indemnity. Each Guarantor shall make all payments of amounts owing by it hereunder in Dollars. If a Guarantor makes any such payment to the Trustee or any other Secured Party in a currency (the “Other Currency”) other than Dollars (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of such party hereunder in respect of such amount owing only to the extent of the amount of Dollars which the Trustee or such Secured Party is able to purchase, with the amount it receives on the date of receipt. If the amount of Dollars which the Trustee or such Secured Party is able to purchase is less than the amount of such currency originally so due in respect of such amount, such Guarantor shall indemnify and save the Trustee or such Secured Party, as applicable, harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall survive termination hereof, shall apply irrespective of any indulgence granted by the Trustee or such Secured Party and shall continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

8.13 Acknowledgment of Receipt; Waiver. Each Guarantor acknowledges receipt of an executed copy of this Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement in respect of any registered financing statement or financing change statement prepared, registered or issued in connection with this Agreement.

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8.14 Termination; Partial Release.

(a) On the Termination Date, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Trustee and each Guarantor shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Guarantors. At the request and sole expense of any Guarantor following any such termination, the Trustee shall deliver to such Guarantor any Collateral held by the Trustee hereunder, and execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b) Any partial release of Collateral hereunder requested by the Issuer in connection with any Permitted Asset Disposition shall be governed by Section 14.17 of the Base Indenture.

8.15 Third Party Beneficiary. Each of the Secured Parties and the Controlling Class Representative is an express third party beneficiary of this Agreement.

8.16 Entire Agreement.

This Agreement, together with the schedule hereto, the Indenture and the other Transaction Documents, contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and writings with respect thereto.

[Signature pages follow]

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IN WITNESS WHEREOF, each of the Guarantors and the Trustee has caused this Guarantee and Collateral Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

GUARANTORS:

HDOS FRANCHISING, LLC
MARBLE SLAB FRANCHISING, LLC
GAC FRANCHISING, LLC
PM FRANCHISING, LLC
ROUND TABLE FRANCHISE CORPORATION
GAC MANUFACTURING, LLC
GAC SUPPLY, LLC
HDOS FRANCHISE BRANDS, LLC
MARBLE SLAB FRANCHISE BRANDS, LLC
AFB DISSOLUTION LLC
GAC FRANCHISE BRANDS, LLC
MAGGIEMOO’S FRANCHISE BRANDS, LLC
PM FRANCHISE BRANDS, LLC
PT FRANCHISE BRANDS, LLC,
MSC CORPORATE HOLDINGS, LLC
GAC CORPORATE HOLDINGS, LLC
PM CORPORATE HOLDINGS, LLC
PT FRANCHISING, LLC
HDOS BRAND AND MARKETING FUND, LLC
HDOS SHOWCASE, LLC
MARBLE SLAB BRAND AND MARKETING FUND, LLC
GAC BRAND AND MARKETING FUND, LLC
MAGGIEMOO’S FRANCHISING, LLC
PM BRAND AND MARKETING FUND, LLC
PT BRAND AND MARKETING FUND, LLC
MAGGIEMOO’S BRAND AND MARKETING FUND, LLC
ROUND TABLE ADVERTISING, LLC
ROUND TABLE PIZZA, INC.

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	President and CEO

Signature Page to Guarantee and Collateral Agreement

AGREED AND ACCEPTED

UMB BANK, NATIONAL ASSOCIATION, in its capacity as Trustee
By:	/s/ Michele Voon
Name:	Michele Voon
Title:	Vice President

Signature Page to Guarantee and Collateral Agreement

Schedule 4.5

GUARANTOR OWNERSHIP RELATIONSHIPS

PLEDGED ENTITY	OWNED BY	PERCENTAGE OWNERSHIP
HDOS Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
Marble Slab Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
AFB Dissolution LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
GAC Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
MaggieMoo’s Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
PM Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
GAC Manufacturing, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
PT Franchise Brands, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
GAC Supply, LLC, a Delaware limited liability company	FAT Brands GFG Royalty I, LLC	100%
Round Table Pizza, Inc., a Delaware corporation	FAT Brands GFG Royalty I, LLC	100%
HDOS Franchising, LLC, a Delaware limited liability company	HDOS Franchise Brands, LLC	100%
HDOS Showcase, LLC, a Delaware limited liability company	HDOS Franchise Brands, LLC	100%
Marble Slab Franchising, LLC, a Delaware limited liability company	Marble Slab Franchise Brands, LLC	100%
MSC Corporate Holdings, LLC, a Delaware limited liability company	Marble Slab Franchise Brands, LLC	100%
GAC Franchising, LLC, a Delaware limited liability company	GAC Franchise Brands, LLC	100%
GAC Corporate Holdings, LLC, a Delaware limited liability company	GAC Franchise Brands, LLC	100%
MaggieMoo’s Franchising, LLC, a Delaware limited liability company	MaggieMoo’s Franchise Brands, LLC	100%
PM Corporate Holdings, LLC, a Delaware limited liability company	PM Franchise Brands, LLC	100%
PM Franchising, LLC, a Delaware limited liability company	PM Franchise Brands, LLC	100%
PT Franchising, LLC, a Delaware limited liability company	PT Franchise Brands, LLC	100%
Round Table Advertising, LLC, a Delaware limited liability company	Round Table Pizza, Inc.	100%
Round Table Franchise Corporation, a Delaware corporation	Round Table Pizza, Inc.	100%
HDOS Brand and Marketing Fund, LLC, a Delaware limited liability company	HDOS Franchising, LLC	100%
Marble Slab Brand and Marketing Fund, LLC, a Delaware limited liability company	Marble Slab Franchising, LLC	100%
GAC Brand and Marketing Fund, LLC, a Delaware limited liability company	GAC Franchising, LLC	100%
MaggieMoo’s Brand and Marketing Fund, LLC, a Delaware limited liability company	MaggieMoo’s Franchising, LLC	100%
PM Brand and Marketing Fund, LLC, a Delaware limited liability company	PM Franchising, LLC	100%
PT Brand and Marketing Fund, LLC, a Delaware limited liability company	PT Franchising, LLC	100%

Exhibit A to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ___________________, 20___ (this “Assumption Agreement”), made by ___________ a __________ (the “Additional Franchise Entity”), in favor of UMB BANK, NATIONAL ASSOCIATION, as Trustee and securities intermediary under the Indenture referred to below (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Base Indenture Definitions List attached to the Base Indenture (as defined below) as Annex A thereto.

W I T N E S S E T H:

WHEREAS, FAT Brands GFG Royalty I, LLC, a Delaware limited liability company (the “Issuer”) and the Trustee have entered into that certain Base Indenture dated as of July 22, 2021 (the “Base Indenture” and, together with all Series Supplements, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder; and

WHEREAS, in connection with the Base Indenture, the Guarantors and the Trustee entered into that certain Guarantee and Collateral Agreement, dated as of July 22, 2021 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) (the “Guarantee and Collateral Agreement”) in favor of the Trustee for the benefit of the Secured Parties;

WHEREAS, the Base Indenture requires the Additional Franchise Entities to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Franchise Entity has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Franchise Entity, as provided in Section 8.11 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. In furtherance of the foregoing, the Additional Franchise Entity, as security for the payment and performance in full of the Issuer Obligations, does (x) hereby create and grant to the Trustee for the benefit of the Secured Parties a security interest in all of the Additional Franchise Entity’s right, title and interest in and to the Collateral of the Additional Franchise Entity in accordance with the terms of the Guarantee and Collateral Agreement and subject to the exceptions set forth therein and (y) jointly and severally with the other Guarantors, unconditionally and irrevocably hereby guarantee the prompt and complete payment and performance by the Issuer when due (whether at the stated maturity, by acceleration or otherwise, but after giving effect to all applicable grace periods) of the Issuer Obligations. Each reference to a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the Additional Franchise Entity. The Guarantee and Collateral Agreement is hereby incorporated herein by reference. The information set forth in Annex 1-A hereto (A) is true and correct as of the date hereof in all material respects and (B) is hereby added to the information set forth in Schedule 4.5 to the Guarantee and Collateral Agreement and such Schedule shall be deemed so amended. The Additional Franchise Entity hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement applicable to it is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

A-1

2. Representations of Additional Franchise Entity. The Additional Franchise Entity represents and warrants to the Trustee for the benefit of the Secured Parties that this Assumption Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3. Counterparts; Binding Effect. This Assumption Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. This Assumption Agreement shall become effective when (a) the Trustee shall have received a counterpart of this Assumption Agreement that bears the signature of the Additional Franchise Entity and (b) the Trustee has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Assumption Agreement by .pdf file in an email shall be effective as delivery of a manually executed counterpart of this Assumption Agreement. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Assumption Agreement and any related document, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Assumption Agreement, any addendum or amendment hereto or any related document necessary may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (“UETA”) and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

4. Full Force and Effect. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

5. Severability. In case any provision in this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the Additional Franchise Entity shall be given to it at the address set forth under its signature below.

7. Fees and Expenses. The Additional Franchise Entity agrees to reimburse the Trustee for its reasonable and documented out-of-pocket expenses in connection with the execution and delivery of this Assumption Agreement, including the reasonable fees and disbursements of outside counsel for the Trustee.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL FRANCHISE ENTITY]

By:
Name:
Title:
Address:
Attention:
Email:

AGREED TO AND ACCEPTED

UMB BANK, NATIONAL ASSOCIATION, in its capacity as Trustee

By:
Name:
Title:

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Annex 1-A

GUARANTOR OWNERSHIP RELATIONSHIPS

ENTITY	OWNED BY	SUBSIDIARIES

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